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RECORD DATE:  07/31/96
PAYABLE DATE: 08/01/96
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                                     CLASS A-4                            CLASS B
                                     TL.AMOUNT             AMT.\$1,000    AMOUNT              AMT.\$1,000      TOTAL
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

Class Original Principal
 Balance                              15,195,000.00                       20,987,589.00                       36,182,589.00
Beginning Principal Balance            6,070,713.75                       20,987,589.00                       27,058,302.75
Principal Distributed                    181,569.58                                0.00                          181,569.58
Interest Distributed                      45,530.35        2.99640342        157,406.92       7.500000119        202,940.27

TOTAL DISTRIBUTION                       227,099.93                          157,406.92                          384,506.85

Class Ending Principal Balance         5,889,144.17                       20,987,589.00                       26,876,733.17

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INFORMATION CONCERNING:
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Liquidating Loans Sold Since The
Preceding Distribution Date:
The Sale Price Was:

Principal Balance of the Mortgage
Loan Prior to Such Sale Was:

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Number of loans Delinquent:
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30 days:
60 or More Days:

Principal Amount Delinquent
More Than 30 Days:

Principal Amount Delinquent
More Than 60 Days:

Principal Balance of Delinquent Loan

Reserve Fund Balance After Dist.
Distribution:

Subordinated Amount After
Distribution:


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